UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2019

SANCHEZ ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35372	45-3090102
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Main Street
Suite 3000
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 783-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

The information included, or incorporated by reference, in Item 1.03 of this Form 8-K regarding the DIP Facility and Tolling Agreement (each as defined below) is incorporated in this Item 1.01 by reference.

Item 1.03 Bankruptcy or Receivership

Voluntary Petition for Reorganization

On August 11, 2019 (the “Petition Date”), Sanchez Energy Corporation (the “Company”) and certain of its subsidiaries, consisting of SN Palmetto, LLC, SN Marquis LLC, SN Cotulla Assets, LLC, SN Operating, LLC, SN TMS, LLC, SN Catarina, LLC, Rockin L Ranch Company, LLC, SN Payables, LLC, SN EF Maverick, LLC and SN UR Holdings, LLC (collectively, the “Filing Subsidiaries” and, together with the Company, the “Debtors”), filed voluntary petitions (the “Bankruptcy Petitions”) for reorganization under chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Court”).

The Debtors have filed a motion with the Court seeking to jointly administer all of the Debtors’ chapter 11 cases (the “Chapter 11 Cases”) under the caption In re Sanchez Energy Corporation, Case No. 19-34508. The Debtors have filed motions with the Court seeking authorization to continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court.

Court filings and other information relating to the Company’s restructuring are available free of charge at https://cases.primeclerk.com/sanchezenergy. The Company’s Restructuring Information Hotline can be reached at (877) 756-7779 (for toll-free domestic calls) and (347) 505-7142 (for tolled international calls), or by email at sanchezinfo@primeclerk.com.

The Company has filed a motion (the “NOL Motion”) seeking entry of an order establishing procedures relating to transfers of its common stock and each series of preferred stock in order to preserve certain of the Company’s tax attributes.  The NOL Motion can be obtained on the Company’s restructuring website.

DIP Facility

In connection with the Bankruptcy Petitions, the Debtors filed a motion (the “DIP Motion”) seeking, among other things, interim and final approval of debtor-in-possession financing on terms and conditions set forth in a proposed Senior Secured Debtor-in-Possession Term Loan Credit Agreement (the “DIP Facility”) among the Company, as borrower, the financial institutions or other entities from time to time parties thereto, as lenders (the “DIP Lenders”) and Wilmington Savings Fund Society, FSB, as administrative agent and collateral agent (the “DIP Agent”). The initial lenders under the DIP Facility are expected to be one or more of the Secured Noteholders (as defined below) or affiliates of such Secured Noteholders. The DIP Facility, if approved by the Court as proposed, would contain the following terms:

•                  a senior secured priming superpriority debtor-in-possession term loan facility in an aggregate principal amount of up to $350 million, consisting of (i) a new money, multiple draw term loan facility in the amount of $175 million (the “New Money DIP Loans”), backstopped by certain Secured Noteholders (the “Backstop Lenders”), $50 million of which would be available on an interim basis upon entry of the Court’s interim order (the “Interim DIP Order”); and (ii) a refinancing term loan in the amount of $175 million (the “Roll-Up Loans” and, together with the New Money DIP Loans, the “DIP Loans”) offered pro rata to all Secured Noteholders who are New Money Lenders prior to the entry of the Interim DIP Order;

•                  borrowings under the (i) New Money DIP Loans will bear interest at a rate per annum equal to adjusted LIBOR (subject to a 2% floor) plus 8.00%, and (ii) Roll-Up Loans will bear interest at the non-default rate of the Senior Secured Notes of 7.25% per annum;

•                  the Company is also required to pay (i) the Backstop Lenders a 5.00% fee payable in cash in exchange for their commitment to backstop the New Money DIP Loans, (ii) the DIP Lenders a 1.00% fee on the New Money DIP Loans payable upon the Debtors’ emergence from the Chapter 11 Cases and (iii) the DIP Lenders a 0.5% per annum commitment fee on undrawn New Money DIP Loans payable monthly;

•                  the maturity of the DIP Facility is nine months after the Petition Date, subject to earlier termination upon occurrence of customary defaults;

•                  the proceeds of the New Money DIP Loans may be used for: (i) transaction costs, fees and expenses; (ii) working capital and general corporate purposes; (iii) bankruptcy-related costs and expenses (including restructuring fees and adequate protection payments); and (iv) refinancing all amounts existing under the Company’s existing Credit Agreement (as defined below);

•                  the obligations under the New Money DIP Loans will be secured (subject to the Carve-Out (as defined below)) on the following bases: (i) a superpriority administrative claim; (ii) a perfected first priority senior security interest and lien on all unencumbered property; (iii) a perfected junior lien on all property subject to valid, perfected and unavoidable prepetition liens (other than the liens securing the obligations under the Senior Secured Notes); and (iv) a perfected first priority, senior priming security interest and lien (subject to “Permitted Liens” specified in the DIP Facility) on all property subject to valid, perfected and nonavoidable prepetition liens securing the obligations under the Senior Secured Notes;

•                  the obligations under the Roll-Up Loans will be secured (subject to the Carve-Out) on the following bases: (i) a superpriority administrative claim and (ii) a perfected senior priming security interest and lien (subject to “Permitted Liens” specified in the DIP Facility) on all property subject to valid, perfected and unavoidable prepetition liens securing the obligations under the Senior Secured Notes;

•                  the Debtors’ Chapter 11 Cases are subject to certain milestones, including the following deadlines: (i) entry of the Interim DIP Order 5 days after the Petition Date; (ii) entry of the Court’s final order approving the DIP Facility (the “Final DIP Order”) 40 days after the Petition Date; (iii) filing of a plan of reorganization (the “Plan”) providing for payment in full in cash of the DIP Loans and the related disclosure statement 110 days after the Petition Date; (iv) entry of the Court’s order approving the disclosure statement 155 days after the Petition Date; (v) entry of the Court’s order confirming the Plan 225 days after the Petition Date; and (vi) the effective date of the Plan 255 days after the Petition Date;

•                  the DIP Facility will provide for certain customary covenants applicable to the Company, including covenants requiring (i) minimum liquidity in an amount of $15 million, subject to certain exclusions; (ii) beginning the first 4-week period ending after the Petition Date, compliance with an approved operating debtor-in-possession budget (the “DIP Budget”), subject to permitted variance of 15% (with a variance of 25% for midstream-related disbursements for the first four-week test period), tested on a rolling 4-week basis on aggregate operating disbursements excluding certain professional fees, DIP Facility interest and fees and adequate protection payments; and (iii) delivery of a rolling 13-week operating cash flow forecast updated every four weeks and a weekly DIP Budget variance report; and

•                  the Debtors’ obligations to the DIP Lenders and the liens and superpriority claims are subject in each case to a carve-out (the “Carve-Out”) that accounts for certain administrative, court and legal fees payable in connection with the Chapter 11 Cases.

The DIP Facility is subject to approval by the Court, which has not been obtained at this time. The Debtors anticipate closing the DIP Facility and borrowing the initial New Money DIP Loans thereunder promptly following the Court’s entry of the Interim DIP Order. The foregoing description of the DIP Facility does not purport to be complete and is qualified in its entirety by reference to the final, executed DIP Facility, as approved by the Interim DIP Order.

UnSub Tolling Agreement

On August 10, 2019, the Company entered into a tolling agreement (the “Tolling Agreement”) among the Company, SN UR Holdings, LLC (“SN UR”), SN EF UnSub Holdings, LLC (“Holdings”), SN EF Maverick, LLC (“Maverick” and, together with the Company, SN UR and Holdings, “Sanchez”), GSO ST Holdings Associates LLC (“GSO LLC”) and GSO ST Holdings LP (“GSO LP” and, together with GSO LLC, “GSO”).

Pursuant to the terms of the Tolling Agreement, except for participating in, or filing pleadings in respect of, any matter pending before the applicable bankruptcy court, during the Tolling Period (as defined below), GSO agreed to not exercise any rights or remedies with respect to any Investor Redemption Event, as defined in the Amended and Restated Limited Liability Company Agreement of SN EF UnSub GP, LLC, dated March 1, 2017 (the “LLC Agreement”), or the Amended and Restated Agreement of Limited Partnership of SN EF UnSub, LP, dated March 1, 2017, and all notice or cure periods that may exist with respect to any Investor Redemption Event will be tolled during the Tolling Period.

The Tolling Agreement expires on the calendar day following the occurrence of any of the following events (the “Tolling Period”): (1) the occurrence of any Bankruptcy Event (as defined in the LLC Agreement) with respect to Holdings; provided, however, that unless a notice of termination has been provided by GSO or there is less than five calendar days before the Order Deadline (as defined below), Sanchez will be obligated to provide GSO at least five business days’ written notice prior to commencement of a voluntary chapter 11 proceeding (a “Proceeding”) by Holdings; (2) the failure of the Company, Maverick or SN UR, to the extent such party has commenced a Proceeding (the earliest commencement date of a Proceeding by the Company, Maverick or SN UR, as applicable, the “Initial Petition Date”), to obtain a bankruptcy court order approving the Tolling Agreement by the 20th day after the Initial Petition Date (the “Order Deadline”), unless the parties agree to extend such date by written agreement; or (3) the effectiveness of delivery by any party of a written notice of termination of the Tolling Period, with such notice to be effective on the fifth business day following delivery of notice to the other parties.

In the event that Holdings commences a Proceeding at any time, the parties have agreed that for all purposes the commencement by Holdings of a Proceeding will be deemed to have occurred on the Initial Petition Date immediately preceding the commencement of the Proceedings with respect to any other Sanchez entity.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information included, or incorporated by reference, in Item 1.03 of this Form 8-K regarding the DIP Facility is incorporated in this Item 2.03 by reference.

Item 2.04 Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

The filing of the Bankruptcy Petitions described in Item 1.03 above constitutes an event of default that accelerated the Company’s obligations under the following debt instruments (collectively the “Debt Instruments”):

•                  The Company’s first-out senior secured working capital and letter of credit facility, under that certain Third Amended and Restated Credit Agreement, dated as of February 14, 2018 (the “Credit Agreement”), by and among the Company, as borrower, Royal Bank of Canada, as administrative agent and collateral agent, RBC Capital Markets, as Arranger, and the lenders party thereto;

•                  The Company’s 7.25% Senior Secured First Lien Notes due 2023 (the “Senior Secured Notes”), issued pursuant to that certain Indenture, dated as of February 14, 2018, by and among the Company, the subsidiary guarantors party thereto, Royal Bank of Canada, as collateral trustee, and Wilmington Savings Fund Society, FSB, as successor trustee;

•                  Company’s 6.125% Senior Notes due 2023 (the “Senior Notes due 2023”), issued pursuant to that certain Indenture, dated as of June 27, 2014, by and among the Company, the subsidiary guarantors named therein and Delaware Trust Company, as successor trustee; and

•                  The Company’s 7.75% Senior Notes due 2021 (the “Senior Notes due 2021”), issued pursuant to that certain Indenture, dated as of June 13, 2013, by and among the Company, the subsidiary guarantors named therein and Delaware Trust Company, as successor trustee.

The Debt Instruments provide that as a result of the filing of the Bankruptcy Petitions the principal, interest and premium, if any, due thereunder shall be immediately due and payable. Any efforts to enforce such payment obligations under the Debt Instruments are automatically stayed as a result of the filing of the Bankruptcy Petitions, and the creditors’ rights of enforcement in respect of the Debt Instruments are subject to the applicable provisions of the Bankruptcy Code and orders of the Court.

Item 7.01 Regulation FD Disclosure

Press Release

On August 11, 2019, the Company issued a press release announcing the filing of the Bankruptcy Petitions. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Cleansing Materials

Since March 13, 2019, Sanchez Energy Corporation (the “Company”) entered into confidentiality agreements (the “Confidentiality Agreements”) with (a) members of an ad hoc group of certain holders of the Senior Secured Notes (the “Secured Noteholders”), (b) members of an ad hoc group of certain holders of the Senior Notes due 2021 (“7.75% Unsecured Noteholders”) and the Senior Notes due 2023 (the “6.125% Unsecured Noteholders” and, together with the 7.75% Unsecured Noteholders, the “Unsecured Noteholders”), (c) GSO Capital Partners LP (“GSO Capital” and, together with the Secured Noteholders and Unsecured Noteholders, the “Stakeholders”), and (d) certain potential financing sources (collectively, the “NDA Parties”).

In connection with the Company’s ongoing discussions with the NDA Parties regarding one or more potential financing, reorganization, and/or restructuring transactions or arrangements with respect to the Company’s capital structure, the Company provided the NDA Parties and their respective professional advisors certain confidential information pertaining to the Company (the “Discussion Materials”), including (i) certain presentation materials regarding the Company’s assets, historical and projected business plans, workforce and other background information (the “Presentation Materials”), which are attached as Exhibits 99.2 and 99.3 hereto, (ii) certain supplemental summaries of the Company’s reserves and related matters delivered in July 2019 (the “Reserve Summaries”), which are attached as Exhibit 99.4 hereto, (iii) a draft restructuring and DIP Facility term sheet submitted by the Company to GSO Capital on June 25, 2019 (the “GSO Draft Restructuring Term Sheet”), which is attached as Exhibit 99.5 hereto, (iv) a draft restructuring and DIP Facility term sheet submitted by the Company to the Secured Noteholders and Unsecured Noteholders on June 27, 2019 (the “Noteholder Draft Restructuring Term Sheet”), which is attached as Exhibit 99.6 hereto, (v) a draft restructuring term sheet submitted by the Company to the Secured Noteholders on or about July 23, 2019 (the “Secured Noteholder Draft Restructuring Term Sheet”), which is attached hereto as Exhibit 99.7, (vi) a draft debtor in possession financing term sheet submitted by the Secured Noteholders to the Company on or about August 3, 2019 (the “Secured Noteholder Draft DIP Term Sheet”), which is attached as Exhibit 99.8 hereto and (vii) a proposed DIP Budget, which is attached as Exhibit 99.9 hereto. The Company’s discussions and negotiations with the Stakeholders are continuing, and except as noted herein a definitive agreement has not yet been reached concerning the terms of a potential restructuring transaction and the Company can provide no assurance that any such agreement will be reached.  The disclosure herein is being made pursuant to the Confidentiality Agreements.

The Presentation Materials and the Reserve Summaries include certain projections and forecasts of the Company.  The information in the Presentation Materials and Reserve Summaries are dependent upon assumptions with respect to commodity prices, production, development capital, exploration capital, operating expenses, availability and cost of capital and performance as set forth in the Presentation Materials and Reserve Summaries. Any financial projections or forecasts included in the Presentation Materials and Reserve Summaries were not prepared with a view toward public disclosure or compliance with the published guidelines of the Securities and

Exchange Commission (the “SEC”) or the guidelines established by the American Institute of Certified Public Accountants regarding projections or forecasts. The projections do not purport to present the Company’s financial condition in accordance with accounting principles generally accepted in the United States. The Company’s independent accountants have not examined, compiled or otherwise applied procedures to the projections and, accordingly, do not express an opinion or any other form of assurance with respect to the projections. The inclusion of the projections herein should not be regarded as an indication that the Company or its representatives consider the projections to be a reliable prediction of future events, and the projections should not be relied upon as such. Neither the Company nor any of its representatives has made or makes any representation to any person regarding the ultimate outcome of the Debtors’ Chapter 11 Cases and any restructuring of the Company effectuated therein compared to the projections, and none of them undertakes any obligation to publicly update the projections to reflect circumstances existing after the date when the projections were made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the projections are shown to be in error.

Notes Regarding Non-GAAP Financial Measures

Included in this Current Report on Form 8-K (this “Form 8-K”) are certain non-GAAP financial measures as defined under Regulation G under the federal securities laws, including EBITDA, EBITDA less Capital, Reinvestment Ratio, Adjusted EBITDA, Adjusted EBITDAX, Free Cash Flow, Unlevered Free Cash Flow and Cash G&A. Investors are urged to consider closely the disclosure in Sanchez Energy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and the reconciliation to GAAP measures provided in the Presentation Materials.  These non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the financial measures prepared in accordance with GAAP.

We are unable to provide a reconciliation of the forward-looking non-GAAP financial measures, including EBITDA, EBITDA less Capital, Reinvestment Ratio, Adjusted EBITDA, Adjusted EBITDAX, Free Cash Flow, Unlevered Free Cash Flow or Cash G&A, contained in the Discussion Materials filed with the Form 8-K to their respective most directly comparable GAAP financial measures, because the information necessary for quantitative reconciliations of the forward-looking non-GAAP financial measures to their respective most directly comparable GAAP financial measures is not (and was not, when prepared) available to us without unreasonable efforts. The probable significance of providing these forward-looking non-GAAP financial measures without the directly comparable GAAP financial measures is that such GAAP financial measures may be materially different from the corresponding non-GAAP financial measures.

Cautionary Note Regarding Forward-Looking Statements

The Discussion Materials contain “forward looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in the Discussion Materials that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward looking statements. These statements are based on certain assumptions we made based on management’s experience, perception of historical trends and technical analyses, current conditions, anticipated future developments and other factors believed to be appropriate and reasonable by management. When used in this presentation, words such as “will,” “potential,” “believe,” “estimate,” “intend,” “expect,” “may,” “should,” “anticipate,” “could,” “plan,” “predict,” “forecast,” “budget,” “guidance,” “project,” “profile,” “model,” “strategy,” “future” or their negatives or the statements that include these words or other words that convey the uncertainty of future events or outcomes, are intended to identify forward looking statements, although not all forward looking statements contain such identifying words.  Forward looking statements are not guarantees of performance. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond our control. These include risks described in our Annual Report on Form 10-K and other filings with the SEC, available at the SEC’s website at www.sec.gov. Although we believe that the expectations reflected in our forward looking statements are reasonable and are based on reasonable assumptions, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all) or will prove to have been correct.  In light of these risks, uncertainties and assumptions, the events anticipated by our forward-looking statements may not occur, and, if any of such events do, we may not have correctly anticipated the timing of their occurrence or the extent of their impact on our actual results. Accordingly, you should not place any undue reliance on any of our forward-looking statements. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf.

The information included in this Form 8-K under Item 7.01 and Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7, 99.8 and 99.9 attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(d) Exhibit

Exhibit No.	Exhibit

99.1	Press Release, dated August 11, 2019

99.2	Presentation Materials

99.3	Internal Organizational Chart

99.4	Supplemental Reserve Information

99.5	GSO Draft Restructuring Term Sheet

99.6	Noteholder Draft Restructuring Term Sheet

99.7	Secured Noteholder Draft Restructuring Term Sheet

99.8	Secured Noteholder Draft DIP Term Sheet

99.9	DIP Budget

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANCHEZ ENERGY CORPORATION

Date: August 12, 2019	By:	/s/ Cameron W. George
		Name:	Cameron W. George
		Title:	Executive Vice President and Chief Financial Officer